SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                          Pursuant to Section 13 of 15(d)
                      of the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                                  August 3, 1994


                               CHEVRON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                    1-368-2                       94-0890210
  -----------------       ------------------------       ---------------------
  (State or other         (Commission File Number)       (I.R.S. Employer No.)
  jurisdiction of
  incorporation)

    225 Bush Street, San Francisco, CA                          94104
  ----------------------------------------               ---------------------
  (Address of principal executive offices)                   (Zip Code)

            Registrant's telephone number, including area code:
                             (415) 894-7700


  Item 5.   Other Events.
            ------------

            On August 3, 1994, the Registrant issued a Press Release entitled "Chevron Announces Settlement Agreement With IRS," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.


  Item 7.   Financial Statements and Exhibits.

            (c)   Exhibits.

                  99.1 Press Release of Chevron Corporation dated August 3, 1994, entitled "Chevron Announces Settlement Agreement With IRS."

                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Dated: August 4, 1994

                                                 CHEVRON CORPORATION



                                               By        M.J. McAuley
                                                 ---------------------------
                                                         M.J. McAuley
                                                          Secretary